UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – February 25, 2009

(Date of earliest event reported)

QUESTAR PIPELINE COMPANY

(Exact name of registrant as specified in charter)

STATE OF UTAH	000-14147	87-0307414
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45360, Salt Lake City, Utah 84145-0360
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-2400

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 8.01   Other Events

On February 25, 2009, Standard & Poor's Ratings Services (S&P) announced that it has assigned a BBB+ rating to the debt of Questar Pipeline Company.  In addition, S&P removed the rating of the Company from CreditWatch where it was placed with negative implications on October 15, 2008.  The S&P action changed Questar Pipeline’s rating to BBB+/Stable/-- from A-/Watch Neg/--.  Prior to the October 15, 2008, announcement the Company was rated A-/Stable/--.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR PIPELINE COMPANY

   (Registrant)

Date:

March 2, 2009

/s/ S. E. Parks

S. E. Parks

Vice President & Chief Financial Officer

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